UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a 6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a‑12

Transocean Ltd.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a‑6(i)(1) and 0‑11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0‑11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0‑11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

January 5, 2018

Dear Shareholder:

We previously sent you proxy materials for the extraordinary general meeting of shareholders of Transocean Ltd. to be held on January 16, 2018. The Transocean Board of Directors unanimously recommends that shareholders vote FOR each of the proposals that are being submitted to shareholders for approval at the extraordinary general meeting.

Your vote is important. We urge you to vote  TODAY by telephone or Internet, following the instructions on the enclosed proxy card or voting instruction form.

Thank you for your support.

Very truly yours,

Merrill A. “Pete” Miller, Jr.Jeremy D. Thigpen

ChairmanPresident and Chief Executive Officer

TIME IS SHORT – PLEASE VOTE TODAY!

Remember, you can vote your shares by telephone or Internet --

just follow the easy instructions on the enclosed proxy card or voting instruction form.

If you have any questions or need assistance in voting

your shares, please call our proxy solicitor:

INNISFREE M&A INCORPORATED

TOLL-FREE 1-888-750-5834